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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in Amendment No. 1 to this Registration Statement on Form S-4 of Lucent Technologies Inc.
of our report, dated January 20, 2000, relating to the consolidated financial statements and financial statement schedule, which appears in Exhibit 99.1 to Lucent Technologies Inc. Current Report on Form 8-K dated February 10, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.






                                              /s/ PRICEWATERHOUSECOOPERS LLP
                                              PRICEWATERHOUSECOOPERS LLP



New York, New York
March 17, 2000